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                       WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR FIXED RATE
                       NON-RELOCATION MORTGAGES
                         WFMBS SERIES 2003-02
                       POOL PROFILE (1/14/2003)

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                                         ----------------------      -----------------------
                                                  BID                      TOLERANCE
                                         ----------------------      -----------------------
AGGREGATE PRINCIPAL BALANCE                       $400,000,000                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                             1-Feb-02
INTEREST RATE RANGE                                  5.5-7.625
GROSS WAC                                               6.340%             (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                            25 bps
MASTER SERVICING FEE                                     1 bps
WAM (in months)                                            355                 (+/- 2 month)

WALTV                                                      49%                 (maximum +5%)

CALIFORNIA %                                               48%                 (maximum 50%)

AVERAGE LOAN BALANCE                                  $490,000            (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE                     $1,500,000          (maximum $1,500,000)

CASH-OUT REFINANCE %                                       21%                (maximum  +5%)

PRIMARY RESIDENCE %                                        95%                 (minimum -5%)

SINGLE-FAMILY DETACHED %                                   89%                 (minimum -5%)

FULL DOCUMENTATION %                                       74%                 (minimum -5%)

UNINSURED > 80% LTV %                                       0%                 (maximum +1%)





             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                    SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.